UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 26, 2018

CATCHMARK TIMBER TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-36239	20-3536671
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Concourse Parkway, Suite 2325
Atlanta, GA 30328
          (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (855) 858-9794

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.

CatchMark Timber Trust, Inc. (the "Company") held its 2018 annual meeting of stockholders (the “Annual Meeting”) on June 26, 2018. At the close of business on April 9, 2018, the record date for the Annual Meeting, there were 49,102,403 shares of the Company’s common stock outstanding and entitled to vote. Holders of 43,299,677 shares of common stock were present at the Annual Meeting, either in person or by proxy, representing 88.182% of the Company’s outstanding common stock.

The Annual Meeting was held for the purpose of considering and voting upon the following proposals:

1.	To elect seven directors to serve on the Company’s board of directors until the 2019 annual meeting of stockholders or until their successors are duly elected and qualified;

2.	To approve, on an advisory basis, the compensation of the Company’s named executive officers; and

3.	To ratify the appointment of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

At the Annual Meeting, the stockholders elected all seven director nominees, approved the compensation of the Company’s named executive officers, and ratified the appointment of Deloitte. The votes cast with respect to each proposal were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal No. 1: Election of Directors
Jerry Barag	31,486,855	1,687,324	42,836	10,082,662
Paul S. Fisher	20,993,230	12,179,704	44,081	10,082,662
Mary E. McBride	31,711,354	1,464,103	41,558	10,082,662
Donald S. Moss	31,380,233	1,794,067	42,715	10,082,662
Willis J. Potts	31,393,753	1,779,568	43,694	10,082,662
Douglas D. Rubenstein	20,999,689	12,174,854	42,472	10,082,662
Henry G. Zigtema	31,367,180	1,807,204	42,630	10,082,662

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal No. 2: Advisory Vote on Executive Compensation	30,195,737	2,880,166	141,112	10,082,662

	Votes For	Votes Against	Abstentions
Proposal No. 3: Ratification of Appointment of Deloitte	42,757,726	459,037	82,914

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CATCHMARK TIMBER TRUST, INC.

Date: June 29, 2018	By:	/s/ Brian M. Davis
Brian M. Davis Senior Vice President and Chief Financial Officer